SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


  Date of Report (Date of earliest event reported) February 29, 2000

                    BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


  Pennsylvania                      0-10822                  25-1229323
(State of other jurisdiction   (Commission File Number)   (IRS Employer
  of incorporation)                                      Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
     (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)







Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          Biocontrol Technology, Inc. announced today that its subsidiary, IDT, Inc., has formed a strategic and corporate development alliance with Capital Management Consulting, Inc. (Capital) to position the Company for growth, development, and partnerships. Capital specializes in the design and implementation of value-creating strategy for the medical products industry. Located in Boston, MA, Capital's strategic development and advisory services have impacted portfolios, partnerships, and acquisitions with an aggregate value in excess of $10 billion.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO
DATED:  February 29, 2000






                                                  BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Investors                                              Media
Diane McQuaide                                         Susan Taylor
1.412.429.0673  phone                                  1.412.429.0673 phone
1.412.279.9690  fax                                    1.412.279.5041 fax



  BIOCONTROL TECHNOLOGY, INC. SUBSIDIARY, IDT, INC. AND CAPITAL
    MANAGEMENT CONSULTING, INC. FORM STRATEGIC AND CORPORATE
                      DEVELOPMENT ALLIANCE

     Pittsburgh, PA - February 29, 2000 - Biocontrol Technology, Inc. (OTCBB:BICO) announced today that its subsidiary, IDT, Inc., has formed a strategic and corporate development alliance with Capital Management Consulting, Inc. (Capital) to position the Company for growth, development, and partnerships.

     Capital specializes in the design and implementation of value-creating strategy for the medical products industry. Located in Boston, MA, Capital's strategic development and advisory services have impacted portfolios, partnerships, and acquisitions with an aggregate value in excess of $10 billion.

     Joseph Kozikowski, M.D., who has extensive experience in designing and executing clinical development programs, product registrations, and strategic alliances, will lead Capital's IDT team. Dr. Kozikowski studied business at Harvard Business School, law at The Food and Drug Law Institute, and medicine at The Johns Hopkins University School of Medicine. Richard
Morroney, who will provide regulatory affairs and product development expertise, has led numerous successful FDA submissions and has successfully developed and implemented medical product quality systems and strategies. Thong Q. Le, who will provide business and market development expertise, has extensive experience in strategic alliances, market analysis, and finance. Mr. Le studied business and economics at the Templeton College Graduate School of Business Administration of Oxford University and at Harvard University.

     In January 2000, IDT announced that, in conjunction with HemoCleanse, Inc., FDA clearance has been obtained to market the ThermoChem-HTT System and related disposables with intended use to raise the core temperature of the peritoneum to the desired temperature in the 41 C (105.8 F) to 42 C (107.6 F) range by continuously bathing the peritoneum with circulating sterile solutions. The ThermoChem-HT System will now be available to help standardize a revolutionary cancer treatment of ovarian, gastrointestinal, and other tumors that have spread to the lining surface of the abdomen and pelvis. IDT, again in conjunction with HemoCleanse, Inc., also announced in mid-February 2000 that it has received FDA approval and Institutional Review Approval from the University of Texas Medical Branch at Galveston to continue a human clinical trial to treat patients with non-small cell lung cancer.

     Biocontrol Technology has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. IDT, Inc. a subsidiary of Biocontrol also located in Pittsburgh, PA, holds exclusive worldwide marketing rights to the ThermoChem-HT technology and related disposables for regional hyperthermia and ThermoChem technology and related disposables for whole body hyperthermia.








WEBSITE:  www.bico.com